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                                                                      EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K of Corrections Corporation of America and Subsidiaries into the Company's previously filed Registration Statement File Numbers 33-12503, 33-30825, 33-30826, 33-42068,
33-42614, 33-60590, 33-72496 and 33-61173.


                                         /s/ Arthur Andersen LLP
                                         ------------------------
                                             ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 26, 1997